May 22, 2002

              THE DREYFUS SOCIALLY RESPONSIBLE GROWTH FUND, INC.

                           SUPPLEMENT TO PROSPECTUS
                               DATED MAY 1, 2002

     On May 22, 2002, the Fund's Board of Directors and The Dreyfus Corporation ("Dreyfus"), the Fund's investment adviser, notified NCM Capital Management Group, Inc. ("NCM") of the termination of the Sub-Investment Advisory Agreement between Dreyfus and NCM, with respect to the Fund, pursuant to the terms of the Agreement. Effective immediately, Dreyfus has assumed day-to-day portfolio management responsibility for the Fund and Emerson Tuttle is the Fund's new primary portfolio manager with respect to selection of portfolio securities.

     Mr. Tuttle has been employed by Dreyfus since January 2002. He also is senior vice president and chief investment officer of Mellon Growth Advisors, an affiliate of Dreyfus. Prior to joining Mellon Growth Advisors in September 2001, he was a principal at State Street Global Advisors where he was employed from April 1981 to September 2001.

                                                                       111s0502






                                                            May 22, 2002



               THE DREYFUS SOCIALLY RESPONSIBLE GROWTH FUND, INC.

                Supplement to Statement of Additional Information
                                dated May 1, 2002

     On May 22, 2002, the Fund's Board of Directors and The Dreyfus Corporation ("Dreyfus"), the Fund's investment adviser, notified NCM Capital Management Group, Inc. ("NCM") of the termination of the Sub-Investment Advisory Agreement between Dreyfus and NCM, with respect to the Fund, pursuant to the terms of the Agreement. Effective immediately, Dreyfus has assumed day-to-day portfolio management responsibility for the Fund and Emerson Tuttle is the Fund's new primary portfolio manager with respect to selection of portfolio securities. Leigh Todd and Barry Mills have been appointed as additional portfolio managers of the Fund. Lincoln Carnam remains the Fund's primary portfolio manager with respect to its areas of social concern.